EXHIBIT 10.8

ENDORSEMENT NO. 2

Attached to and made a part of
AGREEMENT OF REINSURANCE
NO. 9034
between
PHILADELPHIA INDEMNITY COMPANY
PHILADELPHIA INSURANCE COMPANY
(herein collectively referred to as the “Company”)
and
GENERAL REINSURANCE CORPORATION
(herein referred to as the “Reinsurer”)

IT IS MUTUALLY AGREED that, as respects new and renewal policies of the Company becoming effective at and after 12:01 A.M., January 1, 2005, and policies of the Company in force at 12:01 A.M., January 1, 2005, Section 7 of Exhibit A to this Agreement is amended to read:

“Section 7 — REINSURANCE PREMIUM

The Company shall pay to the Reinsurer:

(a)	For the First Excess Cover, 2.50% of the Company’s Subject Earned Premium;

(b)	For the Second Excess Cover, 1.15% of the Company’s Subject Earned Premium.”

IT IS FURTHER AGREED that, as respects Terrorism Occurrences taking place at and after 12:01 A.M., January 1, 2005, Exhibit B to this Agreement is hereby renewed subject to all its terms, conditions and limitations, except as modified below, for a period of one year.

Accordingly, the first paragraph of Section 2 — TERM is amended to read:

“This Exhibit shall apply to new and renewal policies of the Company becoming effective at and after 12:01 A.M., January 1, 2005, and to policies of the Company in force at 12:01 A.M., January 1, 2005, with respect to claims and losses resulting from Terrorism Occurrences taking place at and after the aforesaid time and date, and prior to 12:01 A.M., January 1, 2006.”

IN WITNESS WHEREOF, the parties hereto have caused this Endorsement to be executed

GENERAL REINSURANCE CORPORATION
A Berkshire Hathaway Company

in duplicate,

this                      day of                                                             , 200                    ,

PHILADELPHIA INDEMNITY COMPANY
PHILADELPHIA INSURANCE COMPANY

Attest:

and this 14th day of March 200_5___.

GENERAL REINSURANCE CORPORATION

Joan Lafrance, Vice President

Attest: Diane B. Hyland, Second Vice President

Endorsement No. 2
Agreement No. 9034
GENERAL REINSURANCE CORPORATION